UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): December 5, 2005


                        AMERICAN TECHNOLOGIES GROUP, INC.
                        ---------------------------------
               (Exact name of registrant as specified in charter)

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
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
                 Nevada                                 000-23268                              95-4307525
----------------------------------------- --------------------------------------- --------------------------------------
    (State or other jurisdiction of              (Commission File Number)           (IRS Employer Identification No.)
             incorporation)
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   P.O. Box 90, Monrovia, California                               91016
----------------------------------------                       -------------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (626) 357-5000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
Year

         American Technologies Group, Inc. (the "Company") filed a Certificate of Amendment to its Certificate of Incorporation ("Amendment") with the Secretary of State of the State of Nevada that was effective December 5, 2005. The Amendment was filed to effect a reverse split of the issued and outstanding common shares of the Company whereby every 300 shares of common stock held were exchanged for one share of common stock. Any shareholder that holds a fractional shares as a result of the reverse split will receive a whole share in lieu of a fractional share. As a result, the issued and outstanding shares of common stock were reduced from 832,520,612 prior to the reverse split to approximately 2,775,069 following the reverse stock split and the Company's quotation symbol on the OTC Bulletin Board changed from "ATEG" to "ATGR".

         The authorized capital of the Company will remain at 1,000,000,000 shares of common stock and 50,000,000 shares of preferred stock. The Amendment is attached hereto as Exhibits 3.1.


Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit
Number                                  Description
------------------  ------------------------------------------------------------
3.1                 Certificate of Amendment to the Certificate of Incorporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN TECHNOLOGIES GROUP, INC.


Date:  December 5, 2005                     /s/ William N. Plamondon, III
                                            -----------------------------
                                                William N. Plamondon, III,
                                                Chief Executive Officer

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